Exhibit 10.2

AMENDMENT NO. 1

TO

SPONSOR SUPPORT AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”), dated as of July 2, 2024, to the Sponsor Support Agreement, dated as of October 19, 2023 (the “Sponsor Support Agreement”), is made by and among Integral Sponsor LLC, a Delaware limited liability company (the “Sponsor”), Integral Acquisition Corporation 1, a Delaware corporation (“SPAC”) and Flybondi Limited (Company Number: 10178160), a private limited company incorporated under the laws of England and Wales (the “Company”). The Sponsor, SPAC and the Company are sometimes collectively referred to herein as the “Parties”, and each individually as a “Party”. Capitalized terms not otherwise defined in this Amendment have the meanings given to such terms in the Sponsor Support Agreement.

WHEREAS, on July 2, 2024, FB Parent Limited (Company Number: 15181508), a limited company incorporated under the laws of England and Wales (“TopCo”), and Flybondi Holdings PLC (Company Number: 15529690), a public limited company incorporated under the laws of England and Wales (“New TopCo”), entered into a Contribution Agreement pursuant to which TopCo contributed all of the issued and outstanding shares of Merger Sub Common Stock in Merger Sub to New TopCo (the “Contribution”);

WHEREAS, concurrently with the Parties’ execution and delivery of this Amendment, SPAC, the Company, TopCo, Merger Sub, New TopCo and each of the holders of the Company’s outstanding shares that are named therein entered into an amendment to the Business Combination Agreement pursuant to which, among other things, (i) New TopCo agreed to become a party to the Business Combination Agreement and agreed to assume all rights and obligations of TopCo thereunder, and (ii) the Parties to the Business Combination Agreement agreed to release TopCo of all of its obligations thereunder, and TopCo ceased to be a party thereto; and

WHEREAS, the Parties desire to amend the Sponsor Support Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I

AMENDMENT TO THE SPONSOR SUPPORT AGREEMENT

1. References to TopCo. The Parties hereby agreed that all references to TopCo in the Sponsor Support Agreement shall hereafter be interpreted and construed as references to New TopCo.

ARTICLE II

MISCELLANEOUS

1. No Further Amendment. Except as expressly amended hereby, the Sponsor Support Agreement is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Sponsor Support Agreement or any of the documents referred to therein.

2. Effect of Amendment. This Amendment shall form a part of the Sponsor Support Agreement for all purposes, and each party thereto and hereto shall be bound hereby. From and after the execution of this Amendment by the Parties, any reference to the Sponsor Support Agreement shall be deemed a reference to the Sponsor Support Agreement as amended hereby.

3. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to Contracts executed in and to be performed in that State.

4. Severability. If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Amendment so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible

5. Counterparts; Electronic Delivery. This Amendment may be executed and delivered (including by facsimile or portable document format (.pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

SPONSOR:

INTEGRAL SPONSOR, LLC

By:	/s/ Enrique Klix
Name:	Enrique Klix
Title:	Managing Member

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

SPAC:

INTEGRAL ACQUISITION CORPORATION 1

By:	/s/ Enrique Klix
Name:	Enrique Klix
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

COMPANY:

FLYBONDI LIMITED

By: /s/ Peter Yu
Name: Peter Yu
Title: Director